EXHIBIT 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

March 31, 2011

(Unaudited)

Financial measures that exclude after-tax operating expense reduction initiatives*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because operating expense reduction initiatives* occur infrequently and capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

*	Represents costs incurred in 2009 related to operating expense reduction initiatives.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

Email: jeff.hallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions – except share data)

CONSOLIDATED

						2011	2010
2006	2007	2008	2009	2010		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$282.4	$322.6	$366.4	$356.3	$313.8	Insurance Services	$46.5	$72.2	$94.3	$68.7	$78.6
38.4	42.9	34.9	37.3	56.8	Asset Management	19.1	16.4	15.0	13.2	12.2
(11.1)	(23.8)	(160.2)	(77.9)	(87.8)	Other	(15.5)	(12.3)	(39.7)	(20.8)	(15.0)

309.7	341.7	241.1	315.7	282.8	Total income before income taxes	50.1	76.3	69.6	61.1	75.8

105.9	114.2	78.2	106.8	93.8	Income taxes	16.4	24.3	23.4	20.0	26.1

$203.8	$227.5	$162.9	$208.9	$189.0	Net income	$33.7	$52.0	$46.2	$41.1	$49.7

					Net income per common share:
$3.77	$4.39	$3.33	$4.27	$4.04	Basic	$0.73	$1.13	$0.99	$0.87	$1.05
3.73	4.35	3.30	4.26	4.02	Diluted	0.73	1.12	0.99	0.87	1.04

					Share data:
54,079,033	51,824,050	48,917,235	48,932,908	46,774,277	Basic weighted-average	45,933,253	46,034,985	46,443,127	47,235,079	47,402,609
54,688,114	52,344,950	49,292,240	49,044,543	47,006,228	Diluted weighted-average	46,190,915	46,352,440	46,607,410	47,510,976	47,679,206
53,592,178	49,155,131	48,989,074	47,744,524	46,159,387	At period end	45,384,126	46,159,387	46,028,626	46,959,126	47,344,740

$203.8	$227.5	$162.9	$208.9	$189.0	Net income	$33.7	$52.0	$46.2	$41.1	$49.7
—	—	—	(12.0)	—	After-tax operating expense reduction initiatives*	—	—	—	—	—
1.2	(0.4)	(83.4)	(17.3)	(32.1)	After-tax net capital gains (losses)	(1.5)	(1.0)	(18.6)	(8.1)	(4.4)

$202.6	$227.9	$246.3	$238.2	$221.1	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital gains (losses)	$35.2	$53.0	$64.8	$49.2	$54.1

$1.9	$(0.6)	$(128.8)	$(26.9)	$(51.6)	Net capital gains (losses)	$(2.5)	$(2.1)	$(29.6)	$(12.9)	$(7.0)
0.7	(0.2)	(45.4)	(9.6)	(19.5)	Tax expense (benefit) on net capital gains (losses)	(1.0)	(1.1)	(11.0)	(4.8)	(2.6)

$1.2	$(0.4)	$(83.4)	$(17.3)	$(32.1)	After-tax net capital gains (losses)	$(1.5)	$(1.0)	$(18.6)	$(8.1)	$(4.4)

					Diluted earnings per common share:
$3.73	$4.35	$3.30	$4.26	$4.02	Net income	$0.73	$1.12	$0.99	$0.87	$1.04
—	—	—	(0.25)	—	After-tax operating expense reduction initiatives*	—	—	—	—	—
0.03	—	(1.70)	(0.35)	(0.68)	After-tax net capital gains (losses)	(0.03)	(0.02)	(0.40)	(0.17)	(0.09)

$3.70	$4.35	$5.00	$4.86	$4.70	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital gains (losses)	$0.76	$1.14	$1.39	$1.04	$1.13

$1,464.5	$1,429.0	$1,380.3	$1,735.4	$1,912.1	Shareholders’ equity	$1,901.7	$1,912.1	$2,001.6	$1,912.3	$1,803.6
(8.1)	16.8	(153.9)	71.4	160.9	Accumulated other comprehensive income (loss)	151.4	160.9	268.4	191.0	106.3

$1,472.6	$1,412.2	$1,534.2	$1,664.0	$1,751.2	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,750.3	$1,751.2	$1,733.2	$1,721.3	$1,697.3

14.2%	15.7%	11.6%	13.4%	10.4%	Net income return on average equity	7.1%	10.6%	9.4%	8.8%	11.2%
14.4	15.8	11.1	13.1	11.1	Net income return on average equity (excluding accumulated other comprehensive income (loss))	7.7	11.9	10.7	9.6	11.8
14.3	15.8	16.7	14.9	12.9	Net income return on average equity (excluding after-tax operating expense reduction initiatives*, after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	8.0	12.2	15.0	11.5	12.9

					Book value per common share:
$27.33	$29.07	$28.18	$36.35	$41.42	Including accumulated other comprehensive income (loss)	$41.90	$41.42	$43.49	$40.72	$38.10
(0.15)	0.34	(3.14)	1.50	3.48	Accumulated other comprehensive income (loss)	3.33	3.48	5.84	4.06	2.25

$27.48	$28.73	$31.32	$34.85	$37.94	Excluding accumulated other comprehensive income (loss)	$38.57	$37.94	$37.65	$36.66	$35.85

3,280	3,437	3,436	3,150	3,091	Number of employees	3,078	3,091	3,090	3,104	3,129

*	Represents costs incurred in 2009 related to operating expense reduction initiatives.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2011	2010
2006	2007	2008	2009	2010		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,935.0	$2,078.3	$2,140.2	$2,101.9	$2,097.7	Premiums	$533.8	$524.5	$532.8	$532.9	$507.5
77.1	115.2	114.6	108.5	116.5	Administrative fees	29.4	29.8	29.1	29.3	28.3
478.9	516.3	541.0	586.5	602.5	Net investment income	157.0	158.0	152.7	141.9	149.9
					Net capital gains (losses):
—	(2.5)	(104.9)	(5.9)	(0.7)	Total other-than-temporary impairment losses on fixed maturity securities – available-for-sale	(0.9)	—	(0.6)	(0.1)	—
1.9	1.9	(23.9)	(21.0)	(50.9)	All other net capital gains (losses)	(1.6)	(2.1)	(29.0)	(12.8)	(7.0)

1.9	(0.6)	(128.8)	(26.9)	(51.6)	Total net capital gains (losses)	(2.5)	(2.1)	(29.6)	(12.9)	(7.0)

2,492.9	2,709.2	2,667.0	2,770.0	2,765.1	Total revenues	717.7	710.2	685.0	691.2	678.7

					Benefits and expenses:
1,513.1	1,591.8	1,589.4	1,575.7	1,619.8	Benefits to policyholders	440.1	412.1	400.9	424.4	382.4
97.7	108.8	110.7	145.6	158.4	Interest credited	40.4	41.8	44.1	32.9	39.6
370.3	434.8	469.2	476.2	446.2	Operating expenses	118.3	111.4	108.5	111.5	114.8
183.6	198.0	227.6	202.0	206.1	Commissions and bonuses	58.8	51.5	51.5	48.2	54.9
34.6	36.4	37.3	34.2	34.7	Premium taxes	9.4	8.6	8.4	8.6	9.1
17.9	30.7	39.2	39.2	38.9	Interest expense	9.7	9.7	9.7	9.8	9.7
(78.5)	(86.2)	(115.3)	(93.9)	(92.9)	Deferral of acquisition costs	(29.9)	(21.1)	(24.8)	(21.8)	(25.2)
44.5	53.2	67.8	75.3	71.1	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	20.8	19.9	17.1	16.5	17.6

2,183.2	2,367.5	2,425.9	2,454.3	2,482.3	Total benefits and expenses	667.6	633.9	615.4	630.1	602.9

309.7	341.7	241.1	315.7	282.8	Income before income taxes	50.1	76.3	69.6	61.1	75.8

105.9	114.2	78.2	106.8	93.8	Income taxes	16.4	24.3	23.4	20.0	26.1

203.8	227.5	162.9	208.9	189.0	Net income	33.7	52.0	46.2	41.1	49.7

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities – available-for-sale:
(41.7)	25.0	(206.0)	210.8	100.5	Net unrealized capital gains (losses) on securities available-for-sale	(9.0)	(103.8)	78.4	86.8	39.1
(1.7)	(2.0)	80.3	3.5	(9.6)	Reclassification adjustment for net capital (gains) losses included in net income	(2.8)	(2.1)	(1.9)	(3.0)	(2.6)
					Employee benefit plans:
—	0.3	(45.9)	8.4	(5.0)	Prior service credit (cost) and net gains (losses) arising during the period, net	1.5	(2.5)	—	—	(2.5)
—	1.6	0.9	4.9	3.6	Reclassification adjustment for amortization to net periodic pension cost, net	0.8	0.9	0.9	0.9	0.9

(43.4)	24.9	(170.7)	227.6	89.5	Total	(9.5)	(107.5)	77.4	84.7	34.9

$160.4	$252.4	$(7.8)	$436.5	$278.5	Comprehensive income (loss)	$24.2	$(55.5)	$123.6	$125.8	$84.6

					Statutory data - insurance subsidiaries:
$271.1	$309.3	$341.6	$375.0	$317.4	Net gain from operations before federal income taxes and realized capital gains (losses)	$43.7	$75.9	$90.1	$70.2	$81.2
172.8	197.2	235.0	251.4	202.4	Net gain from operations after federal income taxes and before realized capital gains (losses)	26.6	45.5	51.2	54.3	51.4
967.5	1,047.8	1,154.6	1,243.2	1,226.8	Capital and surplus	1,237.1	1,226.8	1,213.2	1,204.6	1,239.6
96.6	102.2	78.8	89.7	95.6	Asset valuation reserve	97.1	95.6	99.2	93.0	94.9

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2011	2010
2006	2007	2008	2009	2010		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,927.4	$2,063.6	$2,109.1	$2,067.2	$2,056.2	Insurance Services	$530.5	$512.0	$514.2	$523.6	$506.4
7.6	14.7	31.1	34.7	41.5	Asset Management	3.3	12.5	18.6	9.3	1.1

1,935.0	2,078.3	2,140.2	2,101.9	2,097.7	Total premiums	533.8	524.5	532.8	532.9	507.5

					Administrative fees:
8.7	8.4	9.2	8.3	9.6	Insurance Services	2.7	2.7	2.6	2.3	2.0
78.3	118.7	118.3	114.1	121.5	Asset Management	30.6	30.7	30.3	30.6	29.9
(9.9)	(11.9)	(12.9)	(13.9)	(14.6)	Other	(3.9)	(3.6)	(3.8)	(3.6)	(3.6)

77.1	115.2	114.6	108.5	116.5	Total administrative fees	29.4	29.8	29.1	29.3	28.3

					Net investment income:
313.4	325.8	337.5	335.1	338.9	Insurance Services	84.4	86.4	84.8	83.7	84.0
151.3	170.2	183.8	234.0	251.0	Asset Management	69.6	69.8	65.9	54.0	61.3
14.2	20.3	19.7	17.4	12.6	Other	3.0	1.8	2.0	4.2	4.6

478.9	516.3	541.0	586.5	602.5	Total net investment income	157.0	158.0	152.7	141.9	149.9

1.9	(0.6)	(128.8)	(26.9)	(51.6)	Net capital gains (losses)	(2.5)	(2.1)	(29.6)	(12.9)	(7.0)

2,492.9	2,709.2	2,667.0	2,770.0	2,765.1	Total revenues	717.7	710.2	685.0	691.2	678.7

					Benefits and expenses:
1,967.1	2,075.2	2,089.4	2,054.3	2,090.9	Insurance Services	571.1	528.9	507.3	540.9	513.8
198.8	260.7	298.3	345.5	357.2	Asset Management	84.4	96.6	99.8	80.7	80.1
17.3	31.6	38.2	54.5	34.2	Other	12.1	8.4	8.3	8.5	9.0

2,183.2	2,367.5	2,425.9	2,454.3	2,482.3	Total benefits and expenses	667.6	633.9	615.4	630.1	602.9

					Income (loss) before income taxes:
282.4	322.6	366.4	356.3	313.8	Insurance Services	46.5	72.2	94.3	68.7	78.6
38.4	42.9	34.9	37.3	56.8	Asset Management	19.1	16.4	15.0	13.2	12.2
(11.1)	(23.8)	(160.2)	(77.9)	(87.8)	Other	(15.5)	(12.3)	(39.7)	(20.8)	(15.0)

309.7	341.7	241.1	315.7	282.8	Total income before income taxes	50.1	76.3	69.6	61.1	75.8
105.9	114.2	78.2	106.8	93.8	Income taxes	16.4	24.3	23.4	20.0	26.1

$203.8	$227.5	$162.9	$208.9	$189.0	Net income	$33.7	$52.0	$46.2	$41.1	$49.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2011	2010
2006	2007	2008	2009	2010		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,927.4	$2,063.6	$2,109.1	$2,067.2	$2,056.2	Premiums	$530.5	$512.0	$514.2	$523.6	$506.4
8.7	8.4	9.2	8.3	9.6	Administrative fees	2.7	2.7	2.6	2.3	2.0
313.4	325.8	337.5	335.1	338.9	Net investment income	84.4	86.4	84.8	83.7	84.0

2,249.5	2,397.8	2,455.8	2,410.6	2,404.7	Total revenues	617.6	601.1	601.6	609.6	592.4

					Benefits and expenses:
1,497.1	1,569.4	1,549.7	1,530.3	1,566.4	Benefits to policyholders	434.3	397.0	379.6	411.7	378.1
13.3	16.1	10.8	4.7	4.8	Interest credited	1.0	1.0	1.4	1.3	1.1
291.8	313.2	338.4	333.9	331.8	Operating expenses	86.5	82.9	81.1	82.6	85.2
155.5	167.5	175.8	169.8	175.7	Commissions and bonuses	50.5	43.3	44.0	40.0	48.4
34.6	36.4	37.3	34.2	34.5	Premium taxes	9.4	8.5	8.5	8.4	9.1
(62.4)	(70.6)	(75.2)	(73.1)	(76.2)	Deferral of acquisition costs	(25.2)	(16.9)	(20.5)	(16.4)	(22.4)
37.2	43.2	52.6	54.5	53.9	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	14.6	13.1	13.2	13.3	14.3

1,967.1	2,075.2	2,089.4	2,054.3	2,090.9	Total benefits and expenses	571.1	528.9	507.3	540.9	513.8

$ 282.4	$322.6	$366.4	$356.3	$313.8	Income before income taxes	$46.5	$72.2	$94.3	$68.7	$78.6

					Benefit ratio (including interest credited):
67.1%	66.1%	63.5%	63.7%	65.3%	% of total revenues	70.5%	66.2%	63.3%	67.7%	64.0%
78.4	76.8	74.0	74.3	76.4	% of total premiums	82.1	77.7	74.1	78.9	74.9

					Statistics (% of total premiums):
15.1%	15.2%	16.0%	16.2%	16.1%	Operating expenses	16.3%	16.2%	15.8%	15.8%	16.8%
14.7	15.6	17.4	17.2	15.3	Income before income taxes	8.8	14.1	18.3	13.1	15.5

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2011	2010
2006	2007	2008	2009	2010		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$735.0	$807.2	$850.3	$819.6	$835.7	Life and AD&D	$221.6	$210.2	$210.9	$209.6	$205.0
809.9	869.8	862.9	825.6	799.9	LTD	200.1	200.6	200.6	197.9	200.8
211.1	219.5	215.5	205.7	203.7	STD	51.4	51.6	50.8	50.6	50.7
72.9	70.8	75.8	79.5	81.5	Other	19.8	20.4	20.3	20.5	20.3
(22.6)	(37.2)	(44.6)	(40.2)	(27.9)	Experience rated refunds	(4.5)	(11.7)	(9.9)	4.6	(10.9)

$1,806.3	$1,930.1	$1,959.9	$1,890.2	$1,892.9	Total premiums	$488.4	$471.1	$472.7	$483.2	$465.9

					Benefit ratio (including interest credited):
68.0%	67.4%	63.9%	64.7%	66.8%	% of total revenues	73.1%	66.7%	65.3%	69.5%	65.8%
78.3	77.4	73.6	74.7	77.2	% of total premiums	84.2	77.4	75.5	79.9	76.1

					Statistics (% of total premiums):
14.9%	15.1%	16.1%	16.3%	16.2%	Operating expenses	16.3%	16.2%	15.8%	15.8%	16.9%
14.2	14.5	17.2	16.4	14.0	Income before income taxes	6.3	14.2	16.4	11.7	14.0

					Sales (annualized new premiums) reported at contract effective date:
$138.0	$181.4	$134.8	$124.8	$156.9	Life and AD&D	$77.4	$35.0	$24.9	$23.5	$73.5
114.1	168.7	93.5	95.3	103.1	LTD	50.2	22.2	23.4	10.8	46.7
42.1	34.2	33.5	35.6	45.1	STD	22.3	11.1	7.1	4.6	22.3
23.6	24.5	30.7	32.1	25.5	Other	10.4	4.8	4.3	3.7	12.7

$317.8	$408.8	$292.5	$287.8	$330.6	Total sales	$160.3	$73.1	$59.7	$42.6	$155.2

					Persistency (% of premiums):
89.0%	89.9%	83.3%	84.4%	89.8%	Life and AD&D
88.9	87.5	83.4	85.6	89.1	LTD
87.4	82.9	81.0	77.8	87.9	STD
76.0	74.3	79.0	77.2	78.3	Other

88.1%	87.4%	82.9%	83.8%	88.7%	Total persistency

					Individual Disability:
$121.1	$133.5	$149.2	$177.0	$163.3	Premiums:	$42.1	$40.9	$41.5	$40.4	$40.5

					Benefit ratio:
56.9%	50.6%	59.2%	54.1%	50.5%	% of total revenues	43.6%	61.7%	44.0%	49.8%	46.4%
79.4	69.3	78.7	69.3	66.8	% of total premiums	57.2	81.9	58.1	66.1	61.2

					Statistics (% of premiums):
19.4%	16.6%	15.7%	14.2%	15.7%	Operating expenses	16.9%	15.6%	15.4%	15.8%	15.8%
21.6	32.2	19.6	25.7	29.3	Income before income taxes	37.5	13.0	40.5	30.4	33.3

$21.5	$23.9	$26.4	$23.0	$21.1	Disability sales	$5.5	$5.3	$6.7	$4.8	$4.3

95.1%	95.0%	94.7%	92.9%	94.8%	Disability persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2011	2010
2006	2007	2008	2009	2010		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$7.6	$14.7	$31.1	$34.7	$41.5	Premiums	$3.3	$12.5	$18.6	$9.3	$1.1
78.3	118.7	118.3	114.1	121.5	Administrative fees	30.6	30.7	30.3	30.6	29.9
151.3	170.2	183.8	234.0	251.0	Net investment income	69.6	69.8	65.9	54.0	61.3

237.2	303.6	333.2	382.8	414.0	Total revenues	103.5	113.0	114.8	93.9	92.3

					Benefits and expenses:
16.0	22.4	39.7	45.4	53.4	Benefits to policyholders	5.8	15.1	21.3	12.7	4.3
84.4	92.7	99.9	140.9	153.6	Interest credited	39.4	40.8	42.7	31.6	38.5
78.6	120.2	131.4	126.9	119.0	Operating expenses	29.4	29.8	28.8	30.1	30.3
28.1	30.5	51.8	32.2	30.4	Commissions and bonuses	8.3	8.2	7.5	8.2	6.5
—	—	—	—	0.2	Premium taxes	—	0.1	(0.1)	0.2	—
0.5	0.5	0.4	0.1	0.1	Interest expense	—	—	—	0.1	—
(16.1)	(15.6)	(40.1)	(20.8)	(16.7)	Deferral of acquisition costs	(4.7)	(4.2)	(4.3)	(5.4)	(2.8)
7.3	10.0	15.2	20.8	17.2	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.2	6.8	3.9	3.2	3.3

198.8	260.7	298.3	345.5	357.2	Total benefits and expenses	84.4	96.6	99.8	80.7	80.1

$38.4	$42.9	$34.9	$37.3	$56.8	Income before income taxes	$19.1	$16.4	$15.0	$13.2	$12.2

					Assets under administration:
$16,240.0	$18,725.6	$14,467.3	$15,780.3	$15,281.7	Retirement Plans *	$15,309.7	$15,281.7	$14,695.0	$13,838.0	$15,521.0
1,234.9	1,295.9	2,056.6	2,390.9	2,684.2	Individual Annuities	2,750.6	2,684.2	2,610.1	2,524.8	2,430.3
1,407.0	1,899.4	2,526.2	2,588.8	2,697.3	Mortgage loans for other investors	2,670.7	2,697.3	2,645.2	2,608.9	2,605.3
137.5	447.3	644.7	1,093.9	1,224.5	Private client wealth management	1,230.5	1,224.5	1,179.7	1,021.5	1,081.1

$19,019.4	$22,368.2	$19,694.8	$21,853.9	$21,887.7	Total assets under administration	$21,961.5	$21,887.7	$21,130.0	$19,993.2	$21,637.7

					Annualized operating expenses:
					(% of average assets under administration)
0.59%	0.56%	0.62%	0.65%	0.57%	Retirement Plans *	0.56%	0.60%	0.60%	0.62%	0.57%

					Interest credited:
					(% of investment income)
54.5%	54.9%	57.0%	57.5%	56.5%	Retirement Plans	53.6%	54.9%	57.1%	57.2%	56.9%
64.4	67.0	64.2	68.4	69.0	Individual Annuities	61.9	63.5	75.6	63.5	73.2

$214.2	$210.7	$895.4	$398.8	$363.8	Individual Annuity sales	$90.4	$94.2	$95.7	$118.2	$55.7

$942.8	$1,447.3	$1,373.8	$718.5	$887.5	Commercial mortgage loans originated	$196.3	$215.8	$330.4	$200.7	$140.6

*	Includes the July 2006 acquisition of Invesmart, Inc. and the July 2007 acquisition of DPA, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2011	2010
2006	2007	2008	2009	2010		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(9.9)	$(11.9)	$(12.9)	$(13.9)	$(14.6)	Administrative fees	$(3.9)	$(3.6)	$(3.8)	$(3.6)	$(3.6)
14.2	20.3	19.7	17.4	12.6	Net investment income	3.0	1.8	2.0	4.2	4.6
					Net capital gains (losses):
—	(2.5)	(104.9)	(5.9)	(0.7)	Total other-than-temporary impairment losses on fixed maturity securities – available-for-sale	(0.9)	—	(0.6)	(0.1)	—
1.9	1.9	(23.9)	(21.0)	(50.9)	All other net capital gains (losses)	(1.6)	(2.1)	(29.0)	(12.8)	(7.0)

1.9	(0.6)	(128.8)	(26.9)	(51.6)	Total net capital gains (losses)	(2.5)	(2.1)	(29.6)	(12.9)	(7.0)

6.2	7.8	(122.0)	(23.4)	(53.6)	Total revenues	(3.4)	(3.9)	(31.4)	(12.3)	(6.0)

					Benefits and expenses:
(0.1)	1.4	(0.6)	15.4	(4.6)	Operating expenses	2.4	(1.3)	(1.4)	(1.2)	(0.7)
17.4	30.2	38.8	39.1	38.8	Interest expense	9.7	9.7	9.7	9.7	9.7

17.3	31.6	38.2	54.5	34.2	Total benefits and expenses	12.1	8.4	8.3	8.5	9.0

$(11.1)	$(23.8)	$(160.2)	$(77.9)	$(87.8)	Loss before income taxes	$(15.5)	$(12.3)	$(39.7)	$(20.8)	$(15.0)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2011	2010
2006	2007	2008	2009	2010		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$4,786.0	$4,997.1	$5,200.3	$6,167.3	$6,419.1	Fixed maturity securities – available-for-sale	$6,444.5	$6,419.1	$6,509.2	$6,367.5	$6,292.2
—	4.5	1.4	1.1	—	Short-term investments	—	—	0.7	0.8	1.0
3,316.0	3,657.7	4,083.6	4,284.8	4,513.6	Commercial mortgage loans, net	4,615.0	4,513.6	4,468.0	4,313.7	4,304.5
89.9	71.8	81.3	113.5	210.6	Real estate, net	222.0	210.6	209.5	205.3	113.3
4.0	3.9	3.4	3.1	3.3	Policy loans	3.2	3.3	3.2	3.1	3.1

8,195.9	8,735.0	9,370.0	10,569.8	11,146.6	Total investments	11,284.7	11,146.6	11,190.6	10,890.4	10,714.1
56.0	205.8	280.5	108.3	152.0	Cash and cash equivalents	86.5	152.0	141.4	162.8	99.3
99.2	106.8	101.9	104.4	101.9	Premiums and other receivables	114.6	101.9	118.8	110.9	101.7
89.5	93.1	103.1	108.8	110.8	Accrued investment income	114.9	110.8	114.0	109.7	114.9
913.6	929.6	944.0	935.0	938.3	Amounts recoverable from reinsurers	940.5	938.3	939.6	935.0	936.7
309.2	288.8	334.5	338.8	357.1	Deferred acquisition costs, value of business acquired and other intangible assets, net	372.1	357.1	344.9	345.7	344.4
33.5	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0
84.6	126.9	136.1	127.2	111.5	Property and equipment, net	107.9	111.5	116.3	119.3	122.6
—	—	75.1	—	—	Deferred tax assets, net	—	—	—	—	—
24.6	74.5	98.1	66.7	101.7	Other assets	67.5	101.7	75.8	43.9	37.2
3,832.5	4,386.4	3,075.9	4,174.5	4,787.4	Separate account assets	5,056.5	4,787.4	4,398.7	3,976.1	4,393.5

$13,638.6	$14,982.9	$14,555.2	$16,569.5	$17,843.3	Total assets	$18,181.2	$17,843.3	$17,476.1	$16,729.8	$16,900.4

					LIABILITIES AND SHAREHOLDERS’ EQUITY

					Liabilities:
$4,927.6	$5,158.7	$5,285.9	$5,368.7	$5,502.3	Future policy benefits and claims	$5,531.5	$5,502.3	$5,463.9	$5,423.5	$5,369.0
2,937.8	3,153.8	3,944.1	4,337.1	4,627.8	Other policyholder funds	4,692.6	4,627.8	4,547.7	4,470.6	4,388.0
22.9	15.6	—	30.0	58.3	Deferred tax liabilities, net	53.1	58.3	121.9	96.0	55.8
2.4	4.0	3.7	2.9	2.2	Short-term debt	1.8	2.2	2.5	2.8	2.8
261.1	562.6	561.5	553.2	551.9	Long-term debt	551.6	551.9	552.3	552.7	552.9
189.8	272.8	303.8	367.7	401.3	Other liabilities	392.4	401.3	387.5	295.8	334.8
3,832.5	4,386.4	3,075.9	4,174.5	4,787.4	Separate account liabilities	5,056.5	4,787.4	4,398.7	3,976.1	4,393.5

12,174.1	13,553.9	13,174.9	14,834.1	15,931.2	Total liabilities	16,279.5	15,931.2	15,474.5	14,817.5	15,096.8

					Shareholders’ equity:
479.9	267.1	262.9	220.4	158.2	Common stock	123.6	158.2	152.6	186.9	204.0
(8.1)	16.8	(153.9)	71.4	160.9	Accumulated other comprehensive income (loss)	151.4	160.9	268.4	191.0	106.3
992.7	1,145.1	1,271.3	1,443.6	1,593.0	Retained earnings	1,626.7	1,593.0	1,580.6	1,534.4	1,493.3

1,464.5	1,429.0	1,380.3	1,735.4	1,912.1	Total shareholders’ equity	1,901.7	1,912.1	2,001.6	1,912.3	1,803.6

$13,638.6	$14,982.9	$14,555.2	$16,569.5	$17,843.3	Total liabilities and shareholders’ equity	$18,181.2	$17,843.3	$17,476.1	$16,729.8	$16,900.4

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2011	2010
2006	2007	2008	2009	2010		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities – available-for-sale:
$4,205.0	$4,390.8	$4,547.1	$5,367.1	$5,620.7	Public	$5,647.7	$5,620.7	$5,688.1	$5,523.5	$5,467.7
581.0	606.3	653.2	800.2	798.4	Private	796.8	798.4	821.1	844.0	824.5

4,786.0	4,997.1	5,200.3	6,167.3	6,419.1	Total fixed maturity securities – available-for-sale	6,444.5	6,419.1	6,509.2	6,367.5	6,292.2
—	4.5	1.4	1.1	—	Short-term investments	—	—	0.7	0.8	1.0
3,316.0	3,657.7	4,083.6	4,284.8	4,513.6	Commercial mortgage loans, net	4,615.0	4,513.6	4,468.0	4,313.7	4,304.5
89.9	71.8	81.3	113.5	210.6	Real estate, net	222.0	210.6	209.5	205.3	113.3
4.0	3.9	3.4	3.1	3.3	Policy loans	3.2	3.3	3.2	3.1	3.1

$8,195.9	$8,735.0	$9,370.0	$10,569.8	$11,146.6	Total investments	$11,284.7	$11,146.6	$11,190.6	$10,890.4	$10,714.1

					Percent of investments:
58.4%	57.2%	55.5%	58.3%	57.6%	Fixed maturity securities – available-for-sale	57.1%	57.6%	58.2%	58.5%	58.7%
—	0.1	—	—	—	Short-term investments	—	—	—	—	—
40.4	41.9	43.6	40.5	40.5	Commercial mortgage loans, net	40.9	40.5	39.9	39.6	40.2
1.1	0.8	0.9	1.2	1.9	Real estate, net	2.0	1.9	1.9	1.9	1.1
0.1	—	—	—	—	Other	—	—	—	—	—

					Fixed maturity securities – available-for-sale:
100.6%	101.3%	97.6%	104.2%	106.7%	Market value as a % of amortized cost	106.1%	106.7%	109.6%	107.3%	105.2%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2011	2010
2006	2007	2008	2009	2010		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.57%	5.57%	5.63%	5.46%	5.31%	Fixed maturity securities – available-for-sale	5.26%	5.31%	5.35%	5.38%	5.40%
6.40	6.36	6.39	6.46	6.45	Commercial mortgage loans, net	6.42	6.45	6.46	6.47	6.47

					Fixed maturity securities – available-for-sale:
					Quality rating (as % of fixed maturities):
74.1%	72.5%	71.5%	69.8%	71.5%	A or higher	70.8%	71.5%	71.4%	71.5%	70.4%
22.3	23.4	23.6	24.8	23.3	BBB/Baa	23.7	23.3	23.4	23.2	24.1
2.0	2.4	2.8	3.5	3.4	BB/Ba	3.8	3.4	3.4	3.6	3.6
1.6	1.7	2.1	1.9	1.8	B or lower	1.7	1.8	1.8	1.7	1.9

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$2.9	$1.9	$7.8	$17.3	$19.6	Book value	$19.6	$19.6	$19.0	$17.8	$19.0
0.09%	0.05%	0.19%	0.40%	0.43%	Rates - overall %	0.42%	0.43%	0.42%	0.41%	0.44%

$1.8	$0.5	$6.8	$33.2	$118.6	Foreclosed during period	$10.0	$13.5	$6.7	$96.4	$2.0
1.2	0.7	3.9	6.2	9.3	In process of foreclosure	8.0	9.3	11.0	8.0	9.9
1.2	0.7	3.9	6.2	8.2	Included in sixty-day delinquencies	6.6	8.2	11.0	8.0	9.9
6.8	3.4	6.2	28.7	76.6	Net balance of restructured loans	82.9	76.6	65.9	62.1	31.3

					Reserve balances:
$2.4	$3.0	$6.8	$19.6	$36.1	Commercial mortgage loans, net	$39.4	$36.1	$36.8	$27.1	$29.3